                                                                     EXHIBIT 4.1


NUMBER                            [KOMAG LOGO]                   SHARES

                              KOMAG, INCORPORATED

INCORPORATED UNDER THE LAWS                 SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THE STATE OF DELAWARE                            CUSIP 500453 20 4

This Certifies that



is the record holder of


    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE, OF

                              KOMAG, INCORPORATED


                             [CERTIFICATE OF STOCK]


transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:

                      [KOMAG, INCORPORATED CORPORATE SEAL
                            OCT. 29, 1966 DELAWARE]


/s/ EDWARD H. SIEGLER                                /s/ THIAN HOO TAN

VICE PRESIDENT, CHIEF FINANCIAL OFFICER                 CHAIRMAN OF THE BOARD
             AND SECRETARY                           AND CHIEF EXECUTIVE OFFICER



COUNTERSIGNED AND REGISTERED
     WELLS FARGO BANK, MINNESOTA, N.A.
                                      TRANSFER AGENT
                                      AND REGISTRAR
BY

                                      AUTHORIZED SIGNATURE

KMG                               [KOMAG LOGO]

                              KOMAG, INCORPORATED

INCORPORATED UNDER THE LAWS                 SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THE STATE OF DELAWARE                            CUSIP 500453 20 4

This Certifies that



is the record holder of

    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE, OF

                              KOMAG, INCORPORATED

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:

                      [KOMAG, INCORPORATED CORPORATE SEAL
                            OCT. 29, 1966 DELAWARE]


/s/ EDWARD H. SIEGLER                                /s/ THIAN HOO TAN

VICE PRESIDENT, CHIEF FINANCIAL OFFICER                 CHAIRMAN OF THE BOARD
             AND SECRETARY                           AND CHIEF EXECUTIVE OFFICER



COUNTERSIGNED AND REGISTERED
     WELLS FARGO BANK, MINNESOTA, N.A.
                                      TRANSFER AGENT
                                      AND REGISTRAR
BY

                                      AUTHORIZED SIGNATURE

    The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM   --  as tenants in common              UNIF GIFT MIN ACT -- ...................Custodian...............
        TEN ENT   --  as tenants by the entireties                                 (Cust)                    (Minor)
        JT TEN    --  as joint tenants with right of                         under Uniform Gifts to Minors
                      survivorship and not as tenants                        Act........................................
                      in common                                                                 (State)
                                                        UNIF TRF MIN ACT  -- .............Custodian (until age.........)
                                                                                 (Cust)
                                                                             ....................under Uniform Transfers
                                                                                    (Minor)
                                                                             to Minors Act..............................
                                                                                                   (State)


    Additional abbreviations may also be used though not in the above list.


    For Value Received, ___________________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________


                                X ______________________________________________

                                X ______________________________________________
                                  THE SIGNATURE TO THIS ASSIGNMENT MUST
                                  CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                       NOTICE: FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed




By ________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.